CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
CONSOLIDATED STATEMENTS OF OPERATIONS
REVENUE
EXPENSES
Income from discontinued operations		165,048
OTHER INCOME
Financing costs
Derivative liability settlement		147,659
NET INCOME(LOSS)		$ 312,707
Net Income(Loss) per share- basic and diluted		$ (0.22)
Weighted average number of common shares- basic and diluted	1,432,620	1,382,879